Exhibit 99.9

Customer Letter

Dear [NAME]:

I wanted to personally reach out to you with some important news about our company.

Today we announced that Snyder’s-Lance has reached a definitive agreement to be acquired by Campbell Soup Company. The press release can be found here.

We are excited about joining the Campbell family and the significant opportunities it will present for the combined company’s stakeholders. The transaction will provide consumers of the combined business with an even greater variety of better-for-you snacks. As we move forward, we will continue to build upon our heritage as a premium snack food company with an uncompromising focus on our customers, ingredients, quality and taste.

Campbell is a highly respected leader in our industry, and I want to provide a little more insight into the breadth of their global portfolio and why we are such a great fit. Founded in 1869, Campbell’s iconic brands include Campbell’s, Goldfish, Pepperidge Farm, Prego, V8 and it has more recently added Bolthouse Farms and Pacific Foods. Campbell has been building on its impressive heritage by strengthening its core business and expanding into faster growing spaces, such as snacking, to meet consumer preferences and diversity its portfolio.

Along with our highly complementary businesses, Snyder’s-Lance and Campbell have similar cultures and share an unrelenting commitment to providing consumers with quality and delicious food. Further, Campbell is a purpose-driven organization guided by delivering “Real Food that matters for life’s moments,” which squarely aligns with our passion “to make quality snacks for any occasion.” Our companies also share similar cultures driven by family- and founder-led brands and a strong focus on ingredients, quality and taste. We look forward to capitalizing on the unique strengths of both companies to even better serve you.

Looking ahead, we expect to complete the transaction by early in the second quarter of calendar year 2018. Until then, Snyder’s-Lance and Campbell will continue to operate as independent companies. I want to emphasize our commitment to providing you with the same high-quality products and service that you have come to expect from us. Both Snyder’s-Lance and Campbell share a focus on customer satisfaction and we expect the transition will be seamless for you and all of our customers.

I’ve attached a Q&A, which I hope will address some of your immediate questions. We are committed to keeping you informed throughout this process as we have new information to share. In the interim, please don’t hesitate to reach out to me or your regular contact at Snyder’s-Lance if you have any additional questions or need support.

Thank you for your partnership and continued loyalty to Snyder’s-Lance. We look forward to continuing to provide you with quality snacks for any occasion.

Sincerely,

Customer Letter

NAME

TITLE

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of Snyder’s-Lance, Inc. (the “Company”) by Campbell Soup Company. In connection with this transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (when available) will be mailed to shareholders of the Company. Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://ir.snyderslance.com/sec.cfm or by contacting the Company’s Investor Relations Department by email at kpowers@snyderslance.com or by phone at 704-557-8279.

PARTICIPANTS IN THE SOLICITATION

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 28, 2017, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 27, 2017, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which was filed with the SEC on November 9, 2017, and in other documents filed with the SEC by the Company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed acquisition of the Company, including any statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, future opportunities, future financial performance and any other statements regarding future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “aim,” “anticipate,” “believe,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely” “may,” “might,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “should,” “strategy,” “will,” “would,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.

Customer Letter

All forward-looking information are subject to numerous risks and uncertainties, many of which are beyond the control of the Company, that could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareholders; the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; and risk that the transaction and its announcement could have an adverse effect on the Company’s ability to retain customers and retain and hire key personnel. Additional information concerning these and other risk factors can be found in the Company’s filings with the SEC and available through the SEC’s Electronic Data Gathering and Analysis Retrieval system at http://www.sec.gov, including the Company’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing list of important factors is not exclusive. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. The Company assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.